Exhibit (q)(1)

                                POWER OF ATTORNEY

         We, the undersigned Trustees of The Wright Managed Equity Trust, a Massachusetts business trust, do hereby constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Managed Equity Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

         Name                          Capacity                     Date



s/Peter  M. Donovan         President, Principal Executive   December 13, 2001
-------------------            Officer and Trustee
Peter M. Donovan

s/James L. O'Connor       Treasurer, Principal Financial     December 13, 2001
-------------------          and Accounting Officer
James L. O'Connor

s/James P. Biggs                    Trustee                  December 13, 2001
-------------------
James P. Biggs

s/H. Day Brigham, Jr.               Trustee                  December 13, 2001
---------------------
H. Day Brigham, Jr.

s/Judith R. Corchard                Trustee                  December 13, 2001
----------------------
Judith R. Corchard

s/Dorcas R. Hardy                   Trustee                  December 13, 2001
--------------------
Dorcas R. Hardy

s/Leland Miles                      Trustee                  December 13, 2001
--------------------
Leland Miles

s/A.M. Moody, III                   Trustee                  December 13, 2001
--------------------
A.M. Moody, III

s/Lloyd F. Pierce                   Trustee                  December 13, 2001
-------------------
Lloyd F. Pierce

s/Richard E. Taber                Trustee                   December 13, 2001
--------------------
Richard E. Taber